NON-NEGOTIABLE PROMISSORY NOTE

$      November 4, 2011

New York, New York

FOR VALUE RECEIVED, LADENBURG THALMANN FINANCIAL SERVICES INC., a Florida corporation (“Maker”), having an address at 4400 Biscayne Blvd., 12th Floor, Miami, FL 33137, hereby promises to pay to the order of       , its successors and/or assigns (any of which is hereinafter referred to as “Holder”), in lawful money of the United States, the sum of       Dollars and No Cents ($     .00), of which $      shall be paid on December 31, 2014, $      shall be paid on December 31, 2015 and the balance paid on November 4, 2016 (the “Maturity Date”).

This Note is one of a series of promissory notes (the “Notes”) containing identical terms and conditions issued pursuant to the terms of a Loan Agreement (“Loan Agreement”) dated of even date herewith between the Maker and Holder. Terms used but not defined herein shall have their respective meanings assigned in the Loan Agreement. Reference herein to the Loan Agreement shall in no way impair the absolute and unconditional obligation of the Maker to pay both principal and interest as provided herein.

Beginning on the issuance date of this Note, the outstanding principal balance of this Note shall bear interest at a rate per annum equal to eleven percent (11.0%), payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (each, an “Interest Payment Date”), commencing December 31, 2011, and on the Maturity Date. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months. Except as expressly provided herein to the contrary, all interest due and owing by the Maker on this Note shall either (i) be paid in cash on each Interest Payment Date and the Maturity Date or (ii) be added to the then outstanding principal balance of this Note, thereby increasing the principal sum outstanding hereunder by the amount of such payment-in-kind (the “PIK”); provided, however, that the consent of the Majority Lender shall be required to pay the interest in PIK for its note and for all Notes in an initial principal amount of less than $15 million and the consent of any holder of a Note in an initial principal amount of $15 million or more (other than the Majority Lender) shall also be required to pay interest in PIK on such Note. Notwithstanding the foregoing, Maker shall be permitted to pay four percent (4.0%) of the eleven percent (11.0%) of the interest owed on this Note by PIK without the consent of the Majority Lender, the Holder or any other holder of a Note on each Interest Payment Date until November 4, 2013.

This Note may be prepaid at any time without the consent of the Holder.

So long as any amount under this Note remains outstanding and unpaid, Maker will not, unless otherwise consented to in writing by the Holder, create, incur, assume or suffer to exist (other than indebtedness existing on the date hereof as the same may be amended or extended or trade payables incurred in the ordinary course) any indebtedness for borrowed funds (institutional or otherwise) which is not subordinated in all respects to the indebtedness under this Note.

Holder may, with or without notice to Maker or any guarantor or other party liable herefor, extend or renew this Note, or extend the time for making payment of any amount provided for herein, or accept any amount in advance, all without affecting the liability of Maker or any other party or guarantor liable herefor.

Upon the occurrence of a default, the whole sum of principal shall become due immediately at the option of Holder. Default shall mean: (i) failure to make any payment hereunder at the time prescribed for payment and such payment is not made within ten (10) business days after Maker receives notice from the Holder of the occurrence thereof; (ii) filing, as to the Maker or any guarantor or endorser of this Note, of an involuntary petition which is not dismissed within sixty (60) days or of a voluntary petition under the provisions of the Federal Bankruptcy Code or any state statute for the relief of debtors; (iii) default in the payment of principal or interest on any obligation in excess of $100,000 for borrowed money beyond the period of grace, if any, provided with respect thereto or default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto, if the effect thereof is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity and such default remains unremedied for a period of 10 days; (iv) final judgment for the payment of money in excess of $100,000 shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed; or (v) any breach or other default by the Maker under this Note which is not cured within ten (10) business days after the Maker receives notice from the Holder of the occurrence thereof.

The times for the payment of the principal sum as herein stated are of the essence of this Note. Upon the occurrence of a default, the amount of the principal sum hereunder, plus reasonable attorneys fees and expenses, shall bear interest from the date thereof to the actual date of payment (whether such payment is made voluntarily or as a result of legal process) at the maximum rate of interest permitted by law or 18% per annum, whichever is lower, from the date of the default to the date of actual payment.

The Maker shall not consolidate or merge into, or transfer or lease all or substantially all of its assets to, any person unless (i) the person is a corporation, (ii) the person assumes in a writing reasonably acceptable to the Holder all the obligations of the Maker under this Note and

(iii) immediately after the transaction, no default exists. The surviving transferee or lessee corporation shall be the successor Maker, but the predecessor Maker in the case of a transfer or lease shall not be released from the obligation to pay the principal of and interest of this Note.

Maker and each other party liable herefor, whether principal, endorser, guarantor or otherwise, jointly and severally hereby (i) waive presentment, demand, protest, notice of dishonor and/or protest, notice of non-payment and all other notices or demands in connection with the delivery, acceptance, performance, default, enforcement or guaranty of this Note, (ii) waive recourse to suretyship defenses generally, including extensions of time, releases of security and other indulgences which may be granted from time to time by Holder to Maker or any party liable herefor, and (iii) agree to pay all costs and expenses, including reasonable attorneys fees, in connection with the enforcement or collection of this Note.

Nothing contained in this Note or in any other agreement between Maker and Holder shall require Maker to pay, or Holder to accept, interest in an amount which would subject Holder to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under applicable law. Should Holder receive any payment which is or would be in excess of that permitted to be charged under such applicable law, such payment shall have been and shall be deemed to have been made in error and shall automatically be applied to reduce the principal balance outstanding on this Note.

Holder shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder, and no waiver whatsoever shall be valid unless in writing, signed by Holder, and then only to the extent therein set forth. The making of any demands or the giving of any notices by Holder or a waiver by Holder of any right and/or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy which Holder would otherwise have on any future occasion. All rights and remedies of Holder shall be cumulative and may be exercised singly or concurrently.

This Note is non-negotiable and may not be assigned by Holder without consent of the Maker except to any person controlling, controlled by or under common control with the Holder or to any affiliate of the Holder on notice to Maker and only upon surrender of this Note by Holder to the Maker and reissuance by the Maker in the name of the Holder’s permitted transferee.

The terms and provisions hereof shall survive the payment, cancellation or surrender of this Note. Any instrument taken by Holder in payment of, or for application against, any obligation of Maker or any other party liable herefor shall not operate as a discharge of such obligation until the instrument is finally paid, notwithstanding the fact that a bank may be the maker, drawer or acceptor of such instrument.

This Note shall be governed and construed in accordance with the law of the State of Florida without giving effect to choice of law principles. MAKER AND EACH OTHER PARTY LIABLE HEREFOR, IN ANY LITIGATION IN WHICH HOLDER SHALL BE AN ADVERSE PARTY, WAIVES TRIAL BY JURY AND WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE, SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION. ANY SUCH LITIGATION SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA.

LADENBURG THALMANN FINANCIAL SERVICES INC.

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